UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 10, 2017
ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 College Street, New Haven, Connecticut 06510
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(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:    (475) 230-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Alexion Pharmaceuticals, Inc. held its Annual Meeting of Shareholders on May 10, 2017 in New Haven, Connecticut. The results of the matters voted on by the shareholders are set forth below.

1.    The election of directors:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Felix Baker	196,267,971	619,661	272,464	7,263,638
David R. Brennan	195,482,894	1,405,436	271,766	7,263,638
M. Michele Burns	172,282,654	24,605,678	271,764	7,263,638
Christopher J. Coughlin	196,037,779	849,761	272,556	7,263,638
Ludwig Hantson	196,100,754	362,478	696,864	7,263,638
John T. Mollen	194,479,863	2,403,223	227,010	7,263,638
R. Douglas Norby	193,798,065	3,077,770	284,261	7,263.638
Alvin S. Parven	193,387,520	3,488,246	284,330	7,263,638
Andreas Rummelt	196,281,132	606,646	272,318	7,263,638
Ann M. Veneman	195,965,172	923,105	271,819	7,263,638

2.	Approval of the Alexion Pharmaceuticals, Inc. 2017 Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
189,851,865	7,140,844	167,387	7,236,638

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as Alexion's independent registered public accounting firm:

Votes For	Votes Against	Abstentions
202,869,029	1,266,458	288,247

4.	The non-binding advisory vote to approve the compensation paid to Alexion’s named executive officers as described in Alexion’s 2017 proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
190,818,160	5,556,203	785,733	7,263,638

5.
The non-binding advisory vote to recommend the frequency of the non-binding advisory vote to approve the compensation paid to Alexion’s named executive officers. Based on the Board’s recommendation and the results of the vote, the Board has determined to hold the advisory vote every year.

1 year	2 years	3 years	Abstentions
178,218,411	483,598	18,161,322	296,765

6.	Shareholder proposal to implement confidential shareholder voting on executive pay matters:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,844,366	185,756,642	1,559,088	7,263,638

Item 8.01    Other Events.

On May 10, 2017, the Board of Directors of Alexion Pharmaceuticals, Inc. appointed David Brennan Chairman of the Board of Directors. As previously announced, Leonard Bell retired from the Board, effective as of the 2017 Annual Meeting of Shareholders held on May 10, 2017.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017	ALEXION PHARMACEUTICALS, INC.
By: /s/ Michael V. Greco Name: Michael V. Greco Title: Senior Vice President of Law and Corporate Secretary